CAMDEN[SM]

Living Excellence

2Q17 Earnings Release & Supplemental Information

Camden Victory Park ● Dallas, TX
Year Built 2016 ● 423 Apartment Homes
95% Leased ● July 26, 2017

Investor Relations Contact
Kim Callahan ● (713) 354-2549

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the "Company") operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2017 OPERATING RESULTS

Houston, Texas (July 27, 2017) - Camden Property Trust (NYSE:CPT) today announced operating results for the three and six months ended June 30, 2017. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and six months ended June 30, 2017 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Six Months Ended
	June 30		June 30
Per Diluted Share	2017	2016	2017	2016
EPS	$0.43	$4.92	$0.82	$5.38
FFO	$1.15	$1.15	$2.24	$2.35
AFFO	$0.97	$0.99	$1.95	$2.09

	Quarterly Growth	Sequential Growth	Year-to-Date Growth
Same Property Results	2Q17 vs. 2Q16	2Q17 vs. 1Q17	2017 vs. 2016
Revenues	3.1%	1.8%	3.0%
Expenses	1.3%	(0.5)%	3.2%
Net Operating Income ("NOI")	4.1%	3.2%	2.9%

Same Property Results	2Q17	2Q16	1Q17
Occupancy	95.4%	95.4%	94.8%

"We are pleased to report another quarter of strong performance, with same property growth and FFO per share slightly better than anticipated,” said Richard J. Campo, Camden’s Chairman and CEO. “Demand for apartments remains steady despite high levels of new supply, and we expect to see continued pressure as additional units are delivered over the next few quarters. As a result, we are maintaining the midpoint of our prior guidance for 2017 same property revenue growth of 2.8%, and raising the midpoint of our guidance for same property NOI growth from 1.8% to 2.0% due to lower than anticipated operating expenses this year.”

The Company defines same property communities as communities owned and stabilized as of January 1, 2016, excluding properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
Construction was completed during the quarter at Camden NoMa II in Washington, DC, and construction commenced at Camden Grandview II in Charlotte, NC. Lease-up was completed during the quarter at Camden Gallery in Charlotte, NC.
Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 7/26/2017
Camden Victory Park	Dallas, TX	423	$84.9	95%
Camden NoMa II	Washington, DC	405	106.1	51%
TOTAL		828	$191.0

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Budget	as of 7/26/2017
Camden Lincoln Station	Denver, CO	267	$56.0	74%
Camden Shady Grove	Rockville, MD	457	116.0	29%
Camden McGowen Station	Houston, TX	315	90.0
Camden Washingtonian	Gaithersburg, MD	365	90.0
Camden North End I	Phoenix, AZ	441	105.0
Camden Grandview II	Charlotte, NC	28	21.0
TOTAL		1,873	$478.0

Acquisition/Disposition Activity
During the quarter, Camden acquired an 8.2-acre land parcel in San Diego, CA for $20.0 million for the future development of approximately 125 apartment homes. The Company also acquired Camden Buckhead Square, a 250-home apartment community in Atlanta, GA for $58.3 million.

Subsequent to quarter end, the Company entered into a sales contract for Camden Miramar, its student housing community located in Corpus Christi, TX, for approximately $78.0 million. Closing of this sale is not guaranteed and is subject to, among other items, the satisfactory due diligence and financing by the purchaser. The Company has included a $0.03 per share impact for this potential disposition in its FFO guidance for the fourth quarter and full-year 2017.

Earnings Guidance
Camden updated its earnings guidance for 2017 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for third quarter 2017 as detailed below.

	3Q17	2017	2017 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.44 - $0.48	$1.64 - $1.76	$1.70	$1.70	$0.00
FFO	$1.14 - $1.18	$4.51 - $4.63	$4.57	$4.57	$0.00

The Company updated its guidance for 2017 same property growth, which was previously provided in May 2017.

	2017	2017 Midpoint
Same Property Growth	Range	Current	Prior	Change
Revenues	2.55% - 3.05%	2.8%	2.8%	—%
Expenses	3.85% - 4.35%	4.1%	4.5%	(0.4)%
NOI	1.50% - 2.50%	2.0%	1.8%	0.2%
Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2017 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, July 28, 2017 at 11:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 4947076
Webcast: http://services.choruscall.com/links/cpt170728_b.html
Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the "Company") operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 155 properties containing 53,771 apartment homes across the United States. Upon completion of 6 properties under development, the Company’s portfolio will increase to 55,644 apartment homes in 161 properties. Camden was recently named by FORTUNE® Magazine for the tenth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #22.
For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Total property revenues (a)	$223,370	$221,478	$442,891	$439,073

Adjusted EBITDA	125,553	126,639	247,209	258,162

Net income attributable to common shareholders	39,188	446,302	74,049	488,032
Per share - basic	0.43	4.94	0.82	5.40
Per share - diluted	0.43	4.92	0.82	5.38

Income from continuing operations attributable to common shareholders	39,188	68,536	74,049	105,190
Per share - basic	0.43	0.72	0.82	1.12
Per share - diluted	0.43	0.72	0.82	1.12

Funds from operations	105,978	105,578	206,333	215,688
Per share - diluted	1.15	1.15	2.24	2.35

Adjusted funds from operations	89,203	90,509	179,864	191,325
Per share - diluted	0.97	0.99	1.95	2.09

Dividends per share	0.75	0.75	1.50	1.50
Dividend payout ratio (FFO)	65.2%	65.2%	67.0%	63.8%

Interest expensed	21,966	23,070	44,922	46,860
Interest capitalized	3,803	4,690	8,252	9,295
Total interest incurred	25,769	27,760	53,174	56,155

Principal amortization	184	592	370	1,034

Net Debt to Annualized Adjusted EBITDA (b)	4.5x	4.3x	4.6x	4.8x
Interest expense coverage ratio	5.7x	5.5x	5.5x	5.5x
Total interest coverage ratio	4.9x	4.6x	4.6x	4.6x
Fixed charge expense coverage ratio	5.7x	5.4x	5.5x	5.4x
Total fixed charge coverage ratio	4.8x	4.5x	4.6x	4.5x
Unencumbered real estate assets (at cost) to unsecured debt ratio	4.2x	3.8x	4.2x	3.8x

Same property NOI increase (c)	4.1%	3.7%	2.9%	5.1%
(# of apartment homes included)	41,988	41,931	41,988	41,931

Gross turnover of apartment homes (annualized)	62%	61%	56%	56%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	52%	51%	46%	47%

			As of June 30,
			2017	2016
Total assets			$5,798,600	$6,199,474
Total debt			$2,303,900	$2,480,800
Common and common equivalent shares, outstanding end of period (d)			92,172	91,819
Share price, end of period			$85.51	$88.42
Book equity value, end of period (e)			$3,125,189	$3,344,870
Market equity value, end of period (f)			$7,881,627	$8,118,636

(a) Excludes discontinued operations.

(b) Net Debt is the average Notes Payable less the average Cash balance and Short Term Investments over the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by either 4 for quarter results or 2 for 6 month results.

(c) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2016, excluding properties held for sale.

(d) Includes at June 30, 2017: 90,289 common shares (including 166 common share equivalents related to share awards & options), plus 1,883 common share equivalents upon the assumed conversion of non-controlling units.

(e) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(f) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
OPERATING DATA
Property revenues
Rental revenues	$190,470	$189,246	$378,572	$376,365
Other property revenues	32,900	32,232	64,319	62,708
Total property revenues	223,370	221,478	442,891	439,073

Property expenses
Property operating and maintenance	52,550	52,856	104,098	103,125
Real estate taxes	27,803	27,300	55,723	54,180
Total property expenses	80,353	80,156	159,821	157,305

Non-property income
Fee and asset management	1,942	1,791	3,690	3,556
Interest and other income	560	215	1,194	439
Income on deferred compensation plans	3,441	1,224	8,058	1,287
Total non-property income	5,943	3,230	12,942	5,282

Other expenses
Property management	6,554	6,417	13,581	13,557
Fee and asset management	961	998	1,845	1,950
General and administrative	12,451	11,803	25,319	24,026
Interest	21,966	23,070	44,922	46,860
Depreciation and amortization	65,033	62,456	128,767	124,547
Expense on deferred compensation plans	3,441	1,224	8,058	1,287
Total other expenses	110,406	105,968	222,492	212,227

Loss on early retirement of debt	—	—	(323)	—
Gain on sale of operating properties, including land	—	32,235	—	32,678
Equity in income of joint ventures	1,785	1,689	3,602	3,186
Income from continuing operations before income taxes	40,339	72,508	76,799	110,687
Income tax expense	(25)	(489)	(496)	(804)
Income from continuing operations	40,314	72,019	76,303	109,883
Income from discontinued operations	—	2,529	—	7,605
Gain on sale of discontinued operations, net of tax	—	375,237	—	375,237
Net income	40,314	449,785	76,303	492,725
Less income allocated to non-controlling interests from continuing operations	(1,126)	(3,483)	(2,254)	(4,693)
Net income attributable to common shareholders	$39,188	$446,302	$74,049	$488,032

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$40,314	$449,785	$76,303	$492,725
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	34	33	68	65
Comprehensive income	40,348	449,818	76,371	492,790
Less income allocated to non-controlling interests from continuing operations	(1,126)	(3,483)	(2,254)	(4,693)
Comprehensive income attributable to common shareholders	$39,222	$446,335	$74,117	$488,097

PER SHARE DATA

Total earnings per common share - basic	$0.43	$4.94	$0.82	$5.40
Total earnings per common share - diluted	0.43	4.92	0.82	5.38
Earnings per share from continuing operations - basic	0.43	0.72	0.82	1.12
Earnings per share from continuing operations - diluted	0.43	0.72	0.82	1.12

Weighted average number of common shares outstanding:
Basic	90,105	89,559	90,015	89,451
Diluted	91,041	89,862	90,995	89,780

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$39,188	$446,302	$74,049	$488,032
Real estate depreciation and amortization	63,450	60,945	125,603	121,430
Real estate depreciation from discontinued operations	—	—	—	4,327
Adjustments for unconsolidated joint ventures	2,214	2,320	4,427	4,678
Income allocated to non-controlling interests	1,126	3,483	2,254	4,693
Gain on sale of operating properties, net of tax	—	(32,235)	—	(32,235)
Gain on sale of discontinued operations, net of tax	—	(375,237)	—	(375,237)
Funds from operations	$105,978	$105,578	$206,333	$215,688

Less: recurring capitalized expenditures (a)	(16,775)	(15,069)	(26,469)	(24,363)

Adjusted funds from operations - diluted	$89,203	$90,509	$179,864	$191,325

PER SHARE DATA
Funds from operations - diluted	$1.15	$1.15	$2.24	$2.35
Adjusted funds from operations - diluted	0.97	0.99	1.95	2.09
Distributions declared per common share	0.75	0.75	1.50	1.50

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	92,119	91,753	92,074	91,673

PROPERTY DATA
Total operating properties (end of period) (b)	155	157	155	157
Total operating apartment homes in operating properties (end of period) (b)	53,771	54,984	53,771	54,984
Total operating apartment homes (weighted average)	46,053	49,309	45,882	50,931
Total operating apartment homes - excluding discontinued operations (weighted average)	46,053	47,943	45,882	47,789

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016
ASSETS
Real estate assets, at cost
Land	$1,008,459	$984,523	$967,375	$962,507	$989,097
Buildings and improvements	6,199,435	6,071,203	5,967,023	5,910,347	5,956,361
	7,207,894	7,055,726	6,934,398	6,872,854	6,945,458
Accumulated depreciation	(2,016,259)	(1,952,809)	(1,890,656)	(1,829,563)	(1,855,678)
Net operating real estate assets	5,191,635	5,102,917	5,043,742	5,043,291	5,089,780
Properties under development, including land	373,294	377,107	442,292	425,452	446,740
Investments in joint ventures	29,665	30,062	30,254	30,046	31,142
Properties held for sale, including land
Operating properties held for sale (a)	—	—	—	—	105,254
Total real estate assets	5,594,594	5,510,086	5,516,288	5,498,789	5,672,916
Accounts receivable – affiliates	23,592	23,634	24,028	23,998	24,008
Other assets, net (b)	155,784	147,922	142,010	143,059	139,263
Short-term investments (c)	—	—	100,000	100,000	—
Cash and cash equivalents	16,318	245,529	237,364	313,742	341,726
Restricted cash	8,312	8,175	8,462	8,691	21,561
Total assets	$5,798,600	$5,935,346	$6,028,152	$6,088,279	$6,199,474

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,437,608	$1,583,819	$1,583,236	$1,582,655	$1,582,077
Secured	866,292	866,476	897,352	897,971	898,723
Accounts payable and accrued expenses	116,754	120,086	137,813	143,193	140,864
Accrued real estate taxes	48,559	24,682	49,041	66,079	46,801
Distributions payable	69,347	69,326	69,161	82,861	69,116
Other liabilities (d)	134,851	123,654	118,959	122,270	117,023
Total liabilities	2,673,411	2,788,043	2,855,562	2,895,029	2,854,604

Commitments and contingencies
Non-qualified deferred compensation share awards	84,050	75,704	77,037	72,222	72,480

Equity
Common shares of beneficial interest	978	978	978	978	978
Additional paid-in capital	3,678,660	3,675,737	3,678,277	3,675,806	3,673,237
Distributions in excess of net income attributable to common shareholders	(351,910)	(317,642)	(289,180)	(261,324)	(104,004)
Treasury shares, at cost	(364,785)	(365,923)	(373,339)	(373,597)	(373,914)
Accumulated other comprehensive loss (e)	(1,795)	(1,829)	(1,863)	(1,816)	(1,848)
Total common equity	2,961,148	2,991,321	3,014,873	3,040,047	3,194,449
Non-controlling interests	79,991	80,278	80,680	80,981	77,941
Total equity	3,041,139	3,071,599	3,095,553	3,121,028	3,272,390
Total liabilities and equity	$5,798,600	$5,935,346	$6,028,152	$6,088,279	$6,199,474

(a) Operating properties held for sale included one dual-phase property and one operating property as of June 30, 2016 which were each subsequently sold in July.

(b) Includes net deferred charges of:	$1,487	$1,683	$1,915	$2,140	$2,353

(c) Our short-term investments consisted wholly of a certificate of deposit that had a maturity date of January 4, 2017.

(d) Includes deferred revenues of:	$513	$1,455	$1,541	$1,598	$831

(e) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2017 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Total	Operating	Grand Total
D.C. Metro (a)	5,033	321	405	822	6,581	281	6,862
Houston, TX	5,912	—	—	315	6,227	2,522	8,749
Los Angeles/Orange County, CA	2,068	590	—	—	2,658	—	2,658
Atlanta, GA	3,633	629	—	—	4,262	234	4,496
SE Florida	2,781	—	—	—	2,781	—	2,781
Dallas, TX	3,993	—	423	—	4,416	1,250	5,666
Charlotte, NC	2,487	323	—	28	2,838	266	3,104
Denver, CO	1,941	424	—	267	2,632	—	2,632
Phoenix, AZ	2,549	380	—	441	3,370	—	3,370
Orlando, FL	2,662	—	—	—	2,662	300	2,962
Raleigh, NC	2,704	—	—	—	2,704	350	3,054
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	1,665
Austin, TX	2,000	—	—	—	2,000	1,360	3,360
Tampa, FL	1,928	—	—	—	1,928	450	2,378
Corpus Christi, TX	632	1,005	—	—	1,637	270	1,907
Total Portfolio	41,988	3,672	828	1,873	48,361	7,283	55,644

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016
D.C. Metro	15.0%	15.1%	14.8%	96.0%	95.6%	94.9%	96.1%	95.4%
Houston, TX	11.2%	10.1%	10.9%	93.3%	92.6%	92.7%	94.4%	94.1%
Los Angeles/Orange County, CA	7.4%	9.1%	8.8%	95.1%	95.5%	95.4%	95.5%	95.5%
Atlanta, GA	7.9%	8.7%	8.5%	95.8%	95.5%	95.1%	95.9%	95.8%
SE Florida	9.0%	8.2%	7.9%	95.9%	95.5%	95.9%	96.3%	96.3%
Dallas, TX	7.8%	7.7%	8.0%	95.8%	95.4%	95.6%	96.5%	96.0%
Charlotte, NC	5.8%	6.1%	6.0%	95.9%	95.0%	95.2%	96.6%	96.3%
Denver, CO	5.3%	5.8%	5.6%	95.9%	95.3%	95.1%	96.0%	95.7%
Phoenix, AZ	5.8%	5.9%	5.7%	94.0%	95.0%	95.1%	94.4%	93.7%
Orlando, FL	5.7%	5.1%	5.1%	96.6%	95.3%	95.6%	96.3%	96.3%
Raleigh, NC	5.2%	4.7%	4.7%	95.0%	93.2%	94.4%	95.9%	95.1%
San Diego/Inland Empire, CA	5.1%	4.7%	4.5%	95.5%	94.1%	94.8%	95.6%	95.5%
Austin, TX	3.9%	3.5%	4.0%	95.8%	95.6%	95.0%	96.1%	95.3%
Tampa, FL	4.0%	3.6%	3.8%	95.8%	94.9%	94.6%	96.2%	95.6%
Corpus Christi, TX	0.9%	1.7%	1.7%	92.2%	91.1%	92.1%	93.9%	93.1%
Total Portfolio	100.0%	100.0%	100.0%	95.2%	94.7%	94.7%	95.7%	95.3%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities, owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2017	2016	Change	2017	2016	Change
"Same Property" Communities (a)	41,988	$199,884	$193,896	$5,988	$396,193	$384,649	$11,544
Non-"Same Property" Communities (b)	3,672	18,667	13,182	5,485	38,171	26,125	12,046
Development and Lease-Up Communities (c)	2,701	3,380	380	3,000	5,534	432	5,102
Disposition/Other (d)	—	1,439	14,020	(12,581)	2,993	27,867	(24,874)
Total Property Revenues	48,361	$223,370	$221,478	$1,892	$442,891	$439,073	$3,818

Property Expenses
"Same Property" Communities (a)	41,988	$71,313	$70,393	$920	$143,013	$138,599	$4,414
Non-"Same Property" Communities (b)	3,672	6,790	4,818	1,972	12,956	9,071	3,885
Development and Lease-Up Communities (c)	2,701	1,731	280	1,451	2,863	357	2,506
Disposition/Other (d)	—	519	4,665	(4,146)	989	9,278	(8,289)
Total Property Expenses	48,361	$80,353	$80,156	$197	$159,821	$157,305	$2,516

Property Net Operating Income
"Same Property" Communities (a)	41,988	$128,571	$123,503	$5,068	$253,180	$246,050	$7,130
Non-"Same Property" Communities (b)	3,672	11,877	8,364	3,513	25,215	17,054	8,161
Development and Lease-Up Communities (c)	2,701	1,649	100	1,549	2,671	75	2,596
Disposition/Other (d)	—	920	9,355	(8,435)	2,004	18,589	(16,585)
Total Property Net Operating Income	48,361	$143,017	$141,322	$1,695	$283,070	$281,768	$1,302

Income from Discontinued Operations (e)		Three Months Ended June 30,			Six Months Ended June 30,
		2017	2016		2017	2016
Property Revenues		$—	$4,357		$—	$19,184
Property Expenses		—	(1,750)		—	(6,898)
Property Net Operating Income		—	2,607		—	12,286
Property management expense		—	(66)		—	(242)
Depreciation and amortization		—	—		—	(4,327)
Other taxes		—	(12)		—	(112)
Gain on Sale of Discontinued Operations		—	375,237		—	375,237
Income from Discontinued Operations		$—	$377,766		$—	$382,842

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized as of January 1, 2016, excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have acquired or developed since January 1, 2016, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities and expenses related to land holdings not under active development.

(e) Represents operating results for our Las Vegas assets sold on April 26, 2016.

CAMDEN	"SAME PROPERTY"
SECOND QUARTER COMPARISONS
June 30, 2017
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	2Q17	2Q16	Growth	2Q17	2Q16	Growth	2Q17	2Q16	Growth
D.C. Metro	5,033	$28,513	$27,361	4.2%	$9,195	$8,711	5.6%	$19,318	$18,650	3.6%
Houston, TX	5,912	26,473	27,486	(3.7)%	12,115	11,988	1.1%	14,358	15,498	(7.4)%
Los Angeles/Orange County, CA	2,068	13,359	12,656	5.6%	3,819	3,907	(2.3)%	9,540	8,749	9.0%
Atlanta, GA	3,633	15,913	15,182	4.8%	5,741	5,666	1.3%	10,172	9,516	6.9%
SE Florida	2,781	17,350	16,888	2.7%	5,824	5,670	2.7%	11,526	11,218	2.7%
Dallas, TX	3,993	16,767	15,982	4.9%	6,693	6,633	0.9%	10,074	9,349	7.8%
Charlotte, NC	2,487	10,690	10,453	2.3%	3,252	3,401	(4.4)%	7,438	7,052	5.5%
Denver, CO	1,941	9,795	9,258	5.8%	2,944	2,678	9.9%	6,851	6,580	4.1%
Phoenix, AZ	2,549	10,940	10,445	4.7%	3,562	3,616	(1.5)%	7,378	6,829	8.0%
Orlando, FL	2,662	11,210	10,754	4.2%	3,910	3,870	1.0%	7,300	6,884	6.0%
Raleigh, NC	2,704	9,892	9,474	4.4%	3,241	3,364	(3.7)%	6,651	6,110	8.9%
San Diego/Inland Empire, CA	1,665	9,931	9,356	6.1%	3,322	3,270	1.6%	6,609	6,086	8.6%
Austin, TX	2,000	8,783	8,455	3.9%	3,769	3,734	0.9%	5,014	4,721	6.2%
Tampa, FL	1,928	8,222	7,971	3.1%	3,053	3,042	0.4%	5,169	4,929	4.9%
Corpus Christi, TX	632	2,046	2,175	(5.9)%	873	843	3.6%	1,173	1,332	(11.9)%

Total Same Property	41,988	$199,884	$193,896	3.1%	$71,313	$70,393	1.3%	$128,571	$123,503	4.1%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	2Q17	2Q16	Growth	2Q17	2Q16	Growth	2Q17	2Q16	Growth
D.C. Metro	15.0%	96.1%	95.5%	0.6%	$1,706	$1,668	2.3%	$1,965	$1,898	3.6%
Houston, TX	11.2%	93.1%	93.9%	(0.8)%	1,403	1,460	(3.9)%	1,603	1,650	(2.9)%
Los Angeles/Orange County, CA	7.4%	95.6%	95.3%	0.3%	2,046	1,952	4.8%	2,252	2,139	5.3%
Atlanta, GA	7.9%	95.9%	95.9%	0.0%	1,299	1,243	4.5%	1,523	1,453	4.8%
SE Florida	9.0%	95.9%	96.3%	(0.4)%	1,891	1,860	1.7%	2,168	2,102	3.1%
Dallas, TX	7.8%	95.9%	96.2%	(0.3)%	1,240	1,186	4.6%	1,460	1,387	5.2%
Charlotte, NC	5.8%	95.9%	96.3%	(0.4)%	1,272	1,244	2.3%	1,493	1,455	2.7%
Denver, CO	5.3%	96.2%	95.6%	0.6%	1,506	1,451	3.8%	1,749	1,664	5.2%
Phoenix, AZ	5.8%	94.6%	93.7%	0.9%	1,240	1,203	3.1%	1,512	1,456	3.8%
Orlando, FL	5.7%	96.7%	96.7%	0.0%	1,230	1,176	4.6%	1,452	1,393	4.2%
Raleigh, NC	5.2%	95.0%	95.1%	(0.1)%	1,049	1,000	4.9%	1,285	1,230	4.5%
San Diego/Inland Empire, CA	5.1%	95.5%	95.5%	0.0%	1,826	1,736	5.2%	2,082	1,961	6.1%
Austin, TX	3.9%	96.0%	95.4%	0.6%	1,271	1,234	3.0%	1,526	1,477	3.3%
Tampa, FL	4.0%	95.9%	96.0%	(0.1)%	1,218	1,167	4.4%	1,482	1,436	3.2%
Corpus Christi, TX	0.9%	91.8%	92.7%	(0.9)%	961	1,006	(4.5)%	1,175	1,237	(5.0)%

Total Same Property	100.0%	95.4%	95.4%	0.0%	$1,428	$1,394	2.4%	$1,663	$1,614	3.1%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
June 30, 2017
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	2Q17	1Q17	Growth	2Q17	1Q17	Growth	2Q17	1Q17	Growth
D.C. Metro	5,033	$28,513	$28,002	1.8%	$9,195	$8,996	2.2%	$19,318	$19,006	1.6%
Houston, TX	5,912	26,473	26,400	0.3%	12,115	12,212	(0.8)%	14,358	14,188	1.2%
Los Angeles/Orange County, CA	2,068	13,359	13,040	2.4%	3,819	3,929	(2.8)%	9,540	9,111	4.7%
Atlanta, GA	3,633	15,913	15,561	2.3%	5,741	5,793	(0.9)%	10,172	9,768	4.1%
SE Florida	2,781	17,350	17,240	0.6%	5,824	5,920	(1.6)%	11,526	11,320	1.8%
Dallas, TX	3,993	16,767	16,495	1.6%	6,693	7,095	(5.7)%	10,074	9,400	7.2%
Charlotte, NC	2,487	10,690	10,461	2.2%	3,252	3,178	2.3%	7,438	7,283	2.1%
Denver, CO	1,941	9,795	9,545	2.6%	2,944	2,710	8.6%	6,851	6,835	0.2%
Phoenix, AZ	2,549	10,940	10,822	1.1%	3,562	3,629	(1.8)%	7,378	7,193	2.6%
Orlando, FL	2,662	11,210	10,947	2.4%	3,910	3,996	(2.2)%	7,300	6,951	5.0%
Raleigh, NC	2,704	9,892	9,562	3.5%	3,241	3,172	2.2%	6,651	6,390	4.1%
San Diego/Inland Empire, CA	1,665	9,931	9,557	3.9%	3,322	3,398	(2.2)%	6,609	6,159	7.3%
Austin, TX	2,000	8,783	8,642	1.6%	3,769	3,764	0.1%	5,014	4,878	2.8%
Tampa, FL	1,928	8,222	8,004	2.7%	3,053	3,039	0.5%	5,169	4,965	4.1%
Corpus Christi, TX	632	2,046	2,031	0.7%	873	869	0.5%	1,173	1,162	0.9%

Total Same Property	41,988	$199,884	$196,309	1.8%	$71,313	$71,700	(0.5)%	$128,571	$124,609	3.2%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	2Q17	1Q17	Growth	2Q17	1Q17	Growth	2Q17	1Q17	Growth
D.C. Metro	15.0%	96.1%	95.7%	0.4%	$1,706	$1,692	0.8%	$1,965	$1,938	1.4%
Houston, TX	11.2%	93.1%	92.3%	0.8%	1,403	1,416	(0.9)%	1,603	1,612	(0.5)%
Los Angeles/Orange County, CA	7.4%	95.6%	95.4%	0.2%	2,046	2,018	1.4%	2,252	2,203	2.2%
Atlanta, GA	7.9%	95.9%	95.6%	0.3%	1,299	1,286	1.0%	1,523	1,493	2.0%
SE Florida	9.0%	95.9%	95.5%	0.4%	1,891	1,892	(0.1)%	2,168	2,163	0.2%
Dallas, TX	7.8%	95.9%	95.6%	0.3%	1,240	1,228	1.0%	1,460	1,440	1.3%
Charlotte, NC	5.8%	95.9%	95.0%	0.9%	1,272	1,263	0.7%	1,493	1,475	1.3%
Denver, CO	5.3%	96.2%	95.5%	0.7%	1,506	1,488	1.2%	1,749	1,717	1.9%
Phoenix, AZ	5.8%	94.6%	95.6%	(1.0)%	1,240	1,231	0.7%	1,512	1,480	2.1%
Orlando, FL	5.7%	96.7%	95.4%	1.3%	1,230	1,217	1.1%	1,452	1,437	1.1%
Raleigh, NC	5.2%	95.0%	93.0%	2.0%	1,049	1,035	1.4%	1,285	1,267	1.5%
San Diego/Inland Empire, CA	5.1%	95.5%	94.1%	1.4%	1,826	1,804	1.2%	2,082	2,032	2.5%
Austin, TX	3.9%	96.0%	95.7%	0.3%	1,271	1,265	0.5%	1,526	1,505	1.3%
Tampa, FL	4.0%	95.9%	94.7%	1.2%	1,218	1,205	1.1%	1,482	1,461	1.5%
Corpus Christi, TX	0.9%	91.8%	90.2%	1.6%	961	971	(1.0)%	1,175	1,186	(0.9)%

Total Same Property	100.0%	95.4%	94.8%	0.6%	$1,428	$1,419	0.6%	$1,663	$1,644	1.2%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
June 30, 2017
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2017	2016	Growth	2017	2016	Growth	2017	2016	Growth
D.C. Metro	5,033	$56,513	$54,348	4.0%	$18,191	$17,486	4.0%	$38,322	$36,862	4.0%
Houston, TX	5,912	52,873	54,799	(3.5)%	24,328	23,669	2.8%	28,545	31,130	(8.3)%
Los Angeles/Orange County, CA	2,068	26,400	25,146	5.0%	7,749	7,732	0.2%	18,651	17,414	7.1%
Atlanta, GA	3,633	31,474	29,984	5.0%	11,534	11,079	4.1%	19,940	18,905	5.5%
SE Florida	2,781	34,590	33,612	2.9%	11,743	11,167	5.2%	22,847	22,445	1.8%
Dallas, TX	3,993	33,262	31,687	5.0%	13,789	12,984	6.2%	19,473	18,703	4.1%
Charlotte, NC	2,487	21,151	20,781	1.8%	6,430	6,613	(2.8)%	14,721	14,168	3.9%
Denver, CO	1,941	19,340	18,147	6.6%	5,654	4,918	15.0%	13,686	13,229	3.5%
Phoenix, AZ	2,549	21,761	20,775	4.7%	7,191	7,119	1.0%	14,570	13,656	6.7%
Orlando, FL	2,662	22,158	21,243	4.3%	7,906	7,707	2.6%	14,252	13,536	5.3%
Raleigh, NC	2,704	19,454	18,758	3.7%	6,413	6,575	(2.5)%	13,041	12,183	7.0%
San Diego/Inland Empire, CA	1,665	19,488	18,554	5.0%	6,719	6,556	2.5%	12,769	11,998	6.4%
Austin, TX	2,000	17,426	16,728	4.2%	7,533	7,378	2.1%	9,893	9,350	5.8%
Tampa, FL	1,928	16,226	15,749	3.0%	6,091	5,955	2.3%	10,135	9,794	3.5%
Corpus Christi, TX	632	4,077	4,338	(6.0)%	1,742	1,661	4.9%	2,335	2,677	(12.8)%

Total Same Property	41,988	$396,193	$384,649	3.0%	$143,013	$138,599	3.2%	$253,180	$246,050	2.9%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2017	2016	Growth	2017	2016	Growth	2017	2016	Growth
D.C. Metro	15.1%	95.9%	95.2%	0.7%	$1,699	$1,663	2.2%	$1,952	$1,891	3.3%
Houston, TX	11.3%	92.7%	94.1%	(1.4)%	1,410	1,464	(3.7)%	1,607	1,641	(2.1)%
Los Angeles/Orange County, CA	7.4%	95.5%	95.1%	0.4%	2,032	1,938	4.9%	2,227	2,130	4.6%
Atlanta, GA	7.9%	95.8%	95.6%	0.2%	1,292	1,238	4.4%	1,508	1,438	4.8%
SE Florida	9.0%	95.7%	96.6%	(0.9)%	1,891	1,852	2.1%	2,166	2,086	3.8%
Dallas, TX	7.7%	95.7%	96.3%	(0.6)%	1,234	1,178	4.8%	1,450	1,374	5.6%
Charlotte, NC	5.8%	95.5%	96.2%	(0.7)%	1,268	1,239	2.3%	1,484	1,448	2.5%
Denver, CO	5.4%	95.8%	95.0%	0.8%	1,497	1,444	3.7%	1,734	1,640	5.8%
Phoenix, AZ	5.8%	95.1%	94.4%	0.7%	1,236	1,197	3.3%	1,496	1,438	4.0%
Orlando, FL	5.6%	96.1%	96.2%	(0.1)%	1,223	1,168	4.7%	1,444	1,382	4.4%
Raleigh, NC	5.2%	94.0%	95.0%	(1.0)%	1,042	994	4.8%	1,275	1,217	4.7%
San Diego/Inland Empire, CA	5.0%	94.8%	95.4%	(0.6)%	1,815	1,725	5.2%	2,057	1,947	5.6%
Austin, TX	3.9%	95.8%	95.5%	0.3%	1,268	1,223	3.7%	1,515	1,459	3.9%
Tampa, FL	4.0%	95.3%	95.9%	(0.6)%	1,212	1,159	4.6%	1,471	1,419	3.6%
Corpus Christi, TX	0.9%	91.0%	92.5%	(1.5)%	966	1,011	(4.5)%	1,181	1,236	(4.5)%

Total Same Property	100.0%	95.1%	95.3%	(0.2)%	$1,423	$1,389	2.4%	$1,653	$1,601	3.2%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
June 30, 2017
(In thousands)

(Unaudited)

					% of Actual
					2Q17 Operating
Quarterly Comparison (a)	2Q17	2Q16	$ Change	% Change	Expenses

Property taxes	$25,048	$24,700	$348	1.4%	35.1%
Salaries and Benefits for On-site Employees	14,514	15,230	(716)	(4.7)%	20.3%
Utilities	16,111	14,698	1,413	9.6%	22.6%
Repairs and Maintenance	9,397	9,725	(328)	(3.4)%	13.2%
Property Insurance	1,989	1,913	76	4.0%	2.8%
General and Administrative	2,450	2,354	96	4.1%	3.4%
Marketing and Leasing	1,183	1,170	13	1.2%	1.7%
Other	621	603	18	3.0%	0.9%

Total Same Property	$71,313	$70,393	$920	1.3%	100.0%

					% of Actual
					2Q17 Operating
Sequential Comparison (a)	2Q17	1Q17	$ Change	% Change	Expenses

Property taxes	$25,048	$25,447	($399)	(1.6)%	35.1%
Salaries and Benefits for On-site Employees	14,514	14,472	42	0.3%	20.3%
Utilities	16,111	15,810	301	1.9%	22.6%
Repairs and Maintenance	9,397	9,622	(225)	(2.3)%	13.2%
Property Insurance	1,989	2,177	(188)	(8.6)%	2.8%
General and Administrative	2,450	2,549	(99)	(3.9)%	3.4%
Marketing and Leasing	1,183	1,064	119	11.2%	1.7%
Other	621	559	62	11.0%	0.9%

Total Same Property	$71,313	$71,700	($387)	(0.5)%	100.0%

					% of Actual
					2017 Operating
Year to Date Comparison (a)	2017	2016	$ Change	% Change	Expenses

Property taxes	$50,495	$49,164	$1,331	2.7%	35.3%
Salaries and Benefits for On-site Employees	28,986	30,071	(1,085)	(3.6)%	20.3%
Utilities	31,922	29,089	2,833	9.7%	22.3%
Repairs and Maintenance	19,018	18,875	143	0.8%	13.3%
Property Insurance	4,166	3,168	998	31.5%	2.9%
General and Administrative	4,999	4,778	221	4.6%	3.5%
Marketing and Leasing	2,247	2,256	(9)	(0.4)%	1.6%
Other	1,180	1,198	(18)	(1.5)%	0.8%

Total Same Property	$143,013	$138,599	$4,414	3.2%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes
"Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING DATA (a)	2017	2016	2017	2016
Property Revenues
Rental revenues	$8,228	$8,125	$16,402	$16,174
Other property revenues	1,288	1,246	2,499	2,444
Total property revenues	9,516	9,371	18,901	18,618

Property expenses
Property operating and maintenance	2,313	2,239	4,605	4,426
Real estate taxes	1,628	1,574	3,208	3,174
	3,941	3,813	7,813	7,600

Net Operating Income	5,575	5,558	11,088	11,018

Other expenses
Interest	1,570	1,463	3,007	3,004
Depreciation and amortization	1,991	2,309	4,188	4,655
Other (including debt prepayment penalties)	229	97	291	173
Total other expenses	3,790	3,869	7,486	7,832

Equity in income of joint ventures	$1,785	$1,689	$3,602	$3,186

	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016
BALANCE SHEET DATA(b)
Land	$109,912	$109,912	$109,912	$109,912	$109,912
Building & Improvements	744,446	741,621	740,075	737,460	734,947
	854,358	851,533	849,987	847,372	844,859
Accumulated Depreciation	(158,214)	(151,073)	(143,931)	(136,671)	(129,364)
Net operating real estate assets	696,144	700,460	706,056	710,701	715,495
Properties under development and land	1,265	1,265	1,265	1,265	1,265
Cash and other assets, net	22,918	15,607	19,617	17,334	14,873
Total assets	$720,327	$717,332	$726,938	$729,300	$731,633

Notes payable	$517,387	$519,189	$518,716	$520,976	$524,155
Other liabilities	20,916	14,781	24,175	24,871	20,457
Total liabilities	538,303	533,970	542,891	545,847	544,612

Member's equity	182,024	183,362	184,047	183,453	187,021
Total liabilities and members' equity	$720,327	$717,332	$726,938	$729,300	$731,633

Company's equity investment	$29,665	$30,062	$30,254	$30,046	$31,142

Company's pro-rata share of debt	$161,942	$162,506	$162,358	$163,065	$164,061

PROPERTY DATA (end of period)
Total operating properties	22	22	22	22	22
Total operating apartment homes (c)	7,283	7,283	7,283	7,283	7,278
Pro-rata share of operating apartment homes	2,280	2,280	2,280	2,280	2,278

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.
(c) In August 2016, one of the funds completed the conversion of retail space to five apartment homes at one of it's operating properties.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF JUNE 30, 2017 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 7/26/2017
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Victory Park	423	$84.9			4Q13	1Q16	3Q16	3Q17	95%	90%
	Dallas, TX
2.	Camden NoMa II	405	106.1			1Q15	1Q17	2Q17	3Q19	51%	39%
	Washington, DC

Total Completed Communities in Lease-Up		828	$191.0							73%	65%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 7/26/2017
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Lincoln Station	267	$56.0	$55.1	$13.7	4Q14	4Q16	3Q17	1Q18	74%	67%
	Denver, CO
2.	Camden Shady Grove	457	116.0	107.3	67.6	2Q15	1Q17	1Q18	4Q19	29%	26%
	Rockville, MD
3.	Camden McGowen Station	315	90.0	52.2	52.2	4Q14	4Q17	2Q18	3Q19
	Houston, TX
4.	Camden Washingtonian	365	90.0	46.1	46.1	3Q16	2Q18	4Q18	4Q19
	Gaithersburg, MD
5.	Camden North End I	441	105.0	36.2	36.2	4Q16	2Q18	2Q19	2Q20
	Phoenix, AZ
6.	Camden Grandview II	28	21.0	7.9	7.9	2Q17	4Q18	4Q18	2Q19
	Charlotte, NC

Total Development Communities		1,873	$478.0	$304.8	$223.7					46%	41%

Additional Development Pipeline & Land (a)					149.6

Total Properties Under Development and Land (per Balance Sheet)					$373.3

NOI Contribution from Development Communities ($ in millions)								Cost to Date	2Q17 NOI
Communities that Stabilized During Quarter								$58.9	$1.0
Completed Communities in Lease-Up								191.0	1.0
Development Communities in Lease-Up								162.4	0.6
Total Development Communities NOI Contribution								$412.3	$2.6

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF JUNE 30, 2017 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Buckhead (b)	375	$104.0	$17.0
	Atlanta, GA
2.	Camden RiNo	230	70.0	19.1
	Denver, CO
3.	Camden Downtown I (c)	271	125.0	13.3
	Houston, TX
4.	Camden Atlantic	269	90.0	14.8
	Plantation, FL
5.	Camden Arts District	354	150.0	18.0
	Los Angeles, CA
6.	Camden Uptown	125	75.0	21.8
	San Diego, CA
7.	Camden Gallery II	5	3.0	1.1
	Charlotte, NC
8.	Camden North End II	326	73.0	11.8
	Phoenix, AZ
9.	Camden Paces III	350	100.0	11.8
	Atlanta, GA
10.	Camden Downtown II (c)	271	145.0	9.8
	Houston, TX

Development Pipeline		2,576	$935.0	$138.5

LAND HOLDINGS/OTHER		Acreage		Cost to Date

	Phoenix, AZ (d)	14.0		$11.1

Land Holdings/Other		14.0		$11.1

Total Development Pipeline and Land				$149.6

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasted and estimates routinely require adjustment.

(b) Camden Buckhead is Phase 2 of our Paces development.

(c) Camden Downtown I/II was formerly referred to as Camden Conte in previous supplements.

(d) Acreage represented is Gross Acreage of the land.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2017 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per Unit amounts)

				Apartment	Weighted Average	Community
Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Buckhead Square	Atlanta, GA	$58.3	250 Homes	$1,653	2015	6/1/2017

Total/Average Acquisitions			$58.3	250 Homes	$1,653

Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Uptown	San Diego, CA	$20.0	8.2	4/18/2017

Total/Average Land Acquisitions			$20.0	8.2 Acres

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2017:

	Future Scheduled Repayments
Year (a)	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2017	($639)	$—	$—	($639)	—%	N/A
2018	(1,159)	175,000	—	173,841	7.5%	1.7%
2019	(957)	644,107	—	643,150	27.9%	5.4%
2020	(1,134)	—	—	(1,134)	—%	N/A
2021	(923)	—	250,000	249,077	10.8%	4.8%
Thereafter	39,605	—	1,100,000	1,139,605	49.5%	4.0%
Total Maturing Debt	$34,793	$819,107	$1,350,000	$2,203,900	95.7%	4.3%

Unsecured Line of Credit	$—	$—	$75,000	$75,000	3.2%	1.9%
Other Short Term Borrowing	—	—	25,000	25,000	1.1%	2.2%
Total Debt	$34,793	$819,107	$1,450,000	$2,303,900	100.0%	4.2%

Weighted Average Maturity of Debt		4.7 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$275,000	11.9%	1.8%	1.7 Years
Fixed rate debt	2,028,900	88.1%	4.5%	5.1 Years
Total	$2,303,900	100.0%	4.2%	4.7 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,437,608	62.4%	4.0%	5.6 Years
Secured debt	866,292	37.6%	4.6%	3.3 Years
Total	$2,303,900	100.0%	4.2%	4.7 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$691,292	79.8%	5.3%	3.8 Years
Conventional variable-rate mortgage debt	175,000	20.2%	1.7%	1.3 Years
Total	$866,292	100.0%	4.6%	3.3 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	2Q17 NOI	% of Total
Unencumbered real estate assets	36,654	75.8%	$6,068,887	80.1%	$109,217	76.4%
Encumbered real estate assets	11,707	24.2%	1,512,301	19.9%	33,800	23.6%
Total	48,361	100.0%	$7,581,188	100.0%	$143,017	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				4.2x

(a) Includes all available extension options.

(b) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2017 AND 2018:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
3Q 2017	($322)	$—	$—	($322)	N/A
4Q 2017	(317)	—	—	(317)	N/A
2017	($639)	$—	$—	($639)	N/A

1Q 2018	($313)	$—	$—	($313)	N/A
2Q 2018 (a)	(318)	—	25,000	24,682	2.2%
3Q 2018	(291)	175,000	—	174,709	1.7%
4Q 2018	(237)	—	—	(237)	N/A
2018	($1,159)	$175,000	$25,000	$198,841	1.7%

(a) 2Q 2018 maturities include other short term borrowings outstanding as of June 30, 2017. The other short term borrowings, issued through an unsecured credit facility, have $45.0 million in total capacity.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	24%	Yes

Secured Debt to Gross Asset Value	<	40%	9%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	458%	Yes

Unsecured Debt to Gross Asset Value	<	60%	20%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	30%	Yes

Total Secured Debt to Total Asset Value	<	40%	11%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	433%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	473%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF JUNE 30, 2017:

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (a)	Amortization	Secured Maturities	Total	% of Total
2017	$745	$9,921	$10,666	6.7%	4.6%
2018	597	40,634	41,231	25.5%	4.4%
2019	247	7,383	7,630	4.7%	4.2%
2020	55	—	55	—%	N/A
2021	(81)	5,160	5,079	3.1%	4.8%
Thereafter	(487)	96,759	96,272	59.4%	3.6%
Total Debt	$1,076	$159,857	$160,933	99.4%	3.9%

Unsecured lines of credit (b)	$—	$1,009	$1,009	0.6%	4.0%
	$1,076	$160,866	$161,942	100.0%	3.9%

Weighted Average Maturity of Debt		6.0 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$52,760	32.6%	3.1%	8.9 Years
Fixed rate debt		109,182	67.4%	4.3%	4.6 Years
Total		$161,942	100.0%	3.9%	6.0 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$109,182	67.4%	4.3%	4.6 Years
Conventional variable-rate mortgage debt		51,751	32.0%	3.1%	9.0 Years
Unsecured lines of credit		1,009	0.6%	4.0%	0.6 Years
Total		$161,942	100.0%	3.9%	6.0 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,283	$854,358
Land		0	1,265
Total		7,283	$855,623

(a) Includes all available extension options.

(b) As of June 30, 2017 these borrowings were drawn under the lines of credit with $7.0 million in total capacity. Camden has a 31.3% ownership interest in the borrowing entity.

(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2017 AND 2018:

	Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Total
3Q 2017	$375	$4,992	$5,367	4.8%
4Q 2017	370	4,929	5,299	4.5%
2017	$745	$9,921	$10,666	4.6%

1Q 2018 (b)	$275	$22,427	$22,702	4.6%
2Q 2018	151	19,216	19,367	4.3%
3Q 2018	84	—	84	N/A
4Q 2018	87	—	87	N/A
2018	$597	$41,643	$42,240	4.4%

(a) Includes all available extension options.

(b) 1Q 2018 maturities includes unsecured lines of credit with $1,009 (Camden's pro-rata share) outstanding as of June 30, 2017. The lines of credit have $7.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Second Quarter 2017
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.5	years	$2,482	$54	$518	$11
Appliances	9.4	years	485	11	230	5
Painting	—		—	—	1,493	32
Cabinetry/Countertops	10.0	years	155	3	—	—
Other	9.2	years	1,104	24	494	11
Exteriors
Painting	5.0	years	1,176	26	—	—
Carpentry	10.0	years	1,091	24	—	—
Landscaping	6.1	years	622	14	2,422	53
Roofing	19.0	years	626	14	128	3
Site Drainage	10.0	years	117	3	—	—
Fencing/Stair	10.0	years	391	8	—	—
Other (b)	7.8	years	2,676	59	3,755	82
Common Areas
Mech., Elec., Plumbing	9.3	years	2,626	57	1,419	31
Parking/Paving	4.8	years	1,017	22	—	—
Pool/Exercise/Facility	7.6	years	2,207	48	390	8
Total Recurring (c)			$16,775	$367	$10,849	$236
Weighted Average Apartment Homes				46,053		46,053

Non-recurring capitalized expenditures (d)			$1,571

Revenue Enhancing Expenditures (e)	10.0	years	$7,083	$15,364
Revenue Enhanced Apartment Homes				461

	Year to date 2017
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.5	years	$4,590	$100	$971	$21
Appliances	9.4	years	966	21	437	10
Painting	—		—	—	2,768	60
Cabinetry/Countertops	10.0	years	368	8	—	—
Other	9.2	years	2,138	47	1,026	22
Exteriors
Painting	5.0	years	1,397	30	—	—
Carpentry	10.0	years	1,137	25	—	—
Landscaping	6.1	years	917	20	5,190	113
Roofing	19.0	years	1,011	22	345	8
Site Drainage	10.0	years	226	5	—	—
Fencing/Stair	10.0	years	626	14	—	—
Other (b)	7.8	years	4,023	88	7,205	157
Common Areas
Mech., Elec., Plumbing	9.3	years	4,300	94	2,795	61
Parking/Paving	4.8	years	1,086	24	—	—
Pool/Exercise/Facility	7.6	years	3,684	80	699	15
Total Recurring (c)			$26,469	$578	$21,436	$467
Weighted Average Apartment Homes				45,882		45,882

Non-recurring capitalized expenditures (d)			$2,035

Revenue Enhancing Expenditures (e)	10.0	years	$12,926	$14,491
Revenue Enhanced Apartment Homes				892

(a) Weighted average useful life of capitalized expenses for the three and six months ended June 30, 2017.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2017 in addition to other, non-routine items.
(e) Represents capital expenditures for the three and six months ended June 30, 2017 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with the sale of previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net income attributable to common shareholders	$39,188	$446,302	$74,049	$488,032
Real estate depreciation and amortization	63,450	60,945	125,603	121,430
Real estate depreciation from discontinued operations	—	—	—	4,327
Adjustments for unconsolidated joint ventures	2,214	2,320	4,427	4,678
Income allocated to non-controlling interests	1,126	3,483	2,254	4,693
Gain on sale of operating properties, net of tax	—	(32,235)	—	(32,235)
Gain on sale of discontinued operations, net of tax	—	(375,237)	—	(375,237)
Funds from operations	$105,978	$105,578	$206,333	$215,688

Less: recurring capitalized expenditures	(16,775)	(15,069)	(26,469)	(24,363)

Adjusted funds from operations	$89,203	$90,509	$179,864	$191,325

Weighted average number of common shares outstanding:
EPS diluted	91,041	89,862	90,995	89,780
FFO/AFFO diluted	92,119	91,753	92,074	91,673

Total earnings per common share - diluted	$0.43	$4.92	$0.82	$5.38
FFO per common share - diluted	$1.15	$1.15	$2.24	$2.35
AFFO per common share - diluted	$0.97	$0.99	$1.95	$2.09

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	3Q17	Range	2017	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.44	$0.48	$1.64	$1.76
Expected real estate depreciation and amortization	0.67	0.67	2.73	2.73
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.04	0.04
Expected FFO per share - diluted	$1.14	$1.18	$4.51	$4.63

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
Net income	$40,314	$449,785	$76,303	$492,725
Less: Fee and asset management income	(1,942)	(1,791)	(3,690)	(3,556)
Less: Interest and other income	(560)	(215)	(1,194)	(439)
Less: Income on deferred compensation plans	(3,441)	(1,224)	(8,058)	(1,287)
Plus: Property management expense	6,554	6,417	13,581	13,557
Plus: Fee and asset management expense	961	998	1,845	1,950
Plus: General and administrative expense	12,451	11,803	25,319	24,026
Plus: Interest expense	21,966	23,070	44,922	46,860
Plus: Depreciation and amortization expense	65,033	62,456	128,767	124,547
Plus: Expense on deferred compensation plans	3,441	1,224	8,058	1,287
Plus: Loss on Early Retirement of Debt	—	—	323	—
Less: Gain on sale of operating properties, including land	—	(32,235)	—	(32,678)
Less: Equity in income of joint ventures	(1,785)	(1,689)	(3,602)	(3,186)
Plus: Income tax expense	25	489	496	804
Less: Income from discontinued operations	—	(2,529)	—	(7,605)
Less: Gain on sale of discontinued operations, net of tax	—	(375,237)	—	(375,237)
Net Operating Income (NOI)	$143,017	$141,322	$283,070	$281,768

"Same Property" Communities	$128,571	$123,503	$253,180	$246,050
Non-"Same Property" Communities	11,877	8,364	25,215	17,054
Development and Lease-Up Communities	1,649	100	2,671	75
Dispositions/Other	920	9,355	2,004	18,589
Net Operating Income (NOI)	$143,017	$141,322	$283,070	$281,768

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
Net income attributable to common shareholders	$39,188	$446,302	$74,049	$488,032
Plus: Interest expense	21,966	23,070	44,922	46,860
Plus: Depreciation and amortization expense	65,033	62,456	128,767	124,547
Plus: Income allocated to non-controlling interests from continuing operations	1,126	3,483	2,254	4,693
Plus: Income tax expense	25	489	496	804
Plus: Real estate depreciation from discontinued operations	—	—	—	4,327
Less: Gain on sale of operating properties, including land	—	(32,235)	—	(32,678)
Plus: Loss on Early Retirement of Debt	—	—	323	—
Less: Equity in income of joint ventures	(1,785)	(1,689)	(3,602)	(3,186)
Less: Gain on sale of discontinued operations, net of tax	—	(375,237)	—	(375,237)
Adjusted EBITDA	$125,553	$126,639	$247,209	$258,162

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	BBB+	Stable

Estimated Future Dates:		Q3 '17	Q4 '17	Q1 '18	Q2 '18
Earnings Release & Conference Call		Late October	Early February	Early May	Late July

Dividend Information - Common Shares:	Q1 '17	Q2 '17
Declaration Date	2/7/2017	6/15/2017
Record Date	3/31/2017	6/30/2017
Payment Date	4/17/2017	7/17/2017
Distributions Per Share	$0.75	$0.75

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2017

(Unaudited)							2Q17 Avg Monthly		2Q17 Avg Monthly
			Year Placed	Average	Apartment	2Q17 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2015	1,146	380	89%	$1,302	$1.14	$1,533	$1.34
Camden Copper Square	Phoenix	AZ	2000	786	332	93%	1,107	1.41	1,407	1.79
Camden Foothills	Scottsdale	AZ	2014	1,032	220	94%	1,536	1.49	1,860	1.80
Camden Hayden	Tempe	AZ	2015	1,043	234	94%	1,429	1.37	1,700	1.63
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	1,195	1.12	1,454	1.36
Camden Montierra	Scottsdale	AZ	1999	1,071	249	96%	1,284	1.20	1,521	1.42
Camden Pecos Ranch	Chandler	AZ	2001	924	272	95%	1,045	1.13	1,307	1.41
Camden San Marcos	Scottsdale	AZ	1995	984	320	95%	1,172	1.19	1,415	1.44
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	95%	1,183	1.14	1,463	1.40
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	94%	1,464	1.12	1,750	1.34
TOTAL ARIZONA	10	Properties		1,030	2,929	94%	1,248	1.21	1,514	1.47

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	1,990	1.97	2,185	2.17
Camden Glendale	Glendale	CA	2015	882	303	94%	2,278	2.58	2,487	2.82
Camden Harbor View	Long Beach	CA	2004	981	546	95%	2,509	2.56	2,675	2.73
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	2,067	2.05	2,293	2.27
Camden Martinique	Costa Mesa	CA	1986	795	714	95%	1,706	2.15	1,951	2.45
Camden Sea Palms	Costa Mesa	CA	1990	891	138	94%	1,964	2.21	2,106	2.36
The Camden	Hollywood	CA	2016	768	287	93%	3,085	4.02	3,146	4.10
Total Los Angeles/Orange County	7	Properties		899	2,658	95%	2,178	2.42	2,366	2.63

Camden Landmark	Ontario	CA	2006	982	469	94%	1,549	1.58	1,731	1.76
Camden Old Creek	San Marcos	CA	2007	1,037	350	96%	1,992	1.92	2,307	2.22
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	96%	1,855	1.93	2,097	2.18
Camden Tuscany	San Diego	CA	2003	896	160	96%	2,564	2.86	2,914	3.25
Camden Vineyards	Murrieta	CA	2002	1,053	264	96%	1,601	1.52	1,868	1.78
Total San Diego/Inland Empire	5	Properties		992	1,665	96%	1,826	1.84	2,082	2.10

TOTAL CALIFORNIA	12	Properties		935	4,323	95%	2,043	2.18	2,257	2.41

Camden Belleview Station	Denver	CO	2009	888	270	97%	1,402	1.58	1,619	1.83
Camden Caley	Englewood	CO	2000	925	218	97%	1,392	1.51	1,666	1.80
Camden Denver West	Golden	CO	1997	1,015	320	95%	1,617	1.59	1,841	1.81
Camden Flatirons	Denver	CO	2015	960	424	95%	1,514	1.58	1,793	1.87
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	97%	1,637	1.43	1,875	1.63
Camden Interlocken	Broomfield	CO	1999	1,010	340	97%	1,505	1.49	1,756	1.74
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,448	1.55	1,703	1.83
TOTAL COLORADO	7	Properties		985	2,365	96%	1,508	1.53	1,757	1.78

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	94%	1,620	1.53	1,891	1.78
Camden College Park	College Park	MD	2008	942	508	94%	1,558	1.65	1,802	1.91
Camden Dulles Station	Oak Hill	VA	2009	978	382	98%	1,658	1.70	1,905	1.95
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,756	1.66	2,046	1.94
Camden Fairfax Corner	Fairfax	VA	2006	934	489	98%	1,819	1.95	2,068	2.21
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	1,740	1.75	1,971	1.98
Camden Grand Parc	Washington	DC	2002	674	105	97%	2,444	3.64	2,823	4.20
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,522	1.51	1,761	1.75
Camden Largo Towne Center	Largo	MD	2000/2007	1,027	245	95%	1,636	1.59	1,873	1.82
Camden Monument Place	Fairfax	VA	2007	856	368	97%	1,553	1.81	1,809	2.11
Camden Noma	Washington	DC	2014	770	321	94%	2,217	2.88	2,571	3.34
Camden Noma II (1)	Washington	DC	2017	759	405	Lease-Up	2,382	3.14	2,755	3.63
Camden Potomac Yard	Arlington	VA	2008	835	378	95%	2,008	2.41	2,311	2.77
Camden Roosevelt	Washington	DC	2003	856	198	93%	2,692	3.14	3,037	3.55
Camden Russett	Laurel	MD	2000	992	426	95%	1,451	1.46	1,669	1.68
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,496	1.53	1,740	1.78
Camden South Capitol (2)	Washington	DC	2013	821	281	95%	2,182	2.70	2,509	3.11
TOTAL DC METRO	17	Properties		928	6,040	96%	1,801	1.94	2,034	2.19

Camden Aventura	Aventura	FL	1995	1,108	379	96%	1,952	1.76	2,305	2.08
Camden Boca Raton	Boca Raton	FL	2014	843	261	95%	1,955	2.32	2,227	2.64
Camden Brickell	Miami	FL	2003	937	405	96%	2,053	2.19	2,284	2.44
Camden Doral	Miami	FL	1999	1,120	260	97%	1,888	1.69	2,117	1.89
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	2,017	1.61	2,260	1.80
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	97%	2,054	1.97	2,315	2.22
Camden Plantation	Plantation	FL	1997	1,201	502	96%	1,635	1.36	1,927	1.60
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	95%	1,657	1.49	1,974	1.78
Total Southeast Florida	8	Properties		1,079	2,781	96%	$1,891	$1.75	$2,168	$2.01

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2017

(Unaudited)							2Q17 Avg Monthly		2Q17 Avg Monthly
			Year Placed	Average	Apartment	2Q17 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	97%	$1,319	$1.23	$1,548	$1.44
Camden Lago Vista	Orlando	FL	2005	955	366	96%	1,200	1.26	1,437	1.50
Camden LaVina	Orlando	FL	2012	970	420	96%	1,225	1.26	1,455	1.50
Camden Lee Vista	Orlando	FL	2000	937	492	98%	1,141	1.22	1,379	1.47
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,314	1.61	1,545	1.89
Camden Town Square	Orlando	FL	2012	986	438	97%	1,269	1.29	1,460	1.49
Camden Waterford Lakes (2)	Orlando	FL	2013	971	300	95%	1,348	1.39	1,611	1.66
Camden World Gateway	Orlando	FL	2000	979	408	97%	1,211	1.24	1,416	1.45
Total Orlando	8	Properties		962	2,962	97%	1,241	1.29	1,468	1.53

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,129	1.20	1,416	1.50
Camden Montague	Tampa	FL	2012	975	192	97%	1,262	1.30	1,514	1.55
Camden Preserve	Tampa	FL	1996	942	276	96%	1,332	1.41	1,566	1.66
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,147	1.13	1,394	1.37
Camden Visconti (2)	Tampa	FL	2007	1,125	450	96%	1,306	1.16	1,585	1.41
Camden Westchase Park	Tampa	FL	2012	992	348	96%	1,371	1.38	1,634	1.65
Total Tampa	6	Properties		998	2,378	96%	1,235	1.24	1,502	1.50

TOTAL FLORIDA	22	Properties		1,012	8,121	96%	1,462	1.44	1,717	1.70

Camden Brookwood	Atlanta	GA	2002	912	359	97%	1,317	1.44	1,542	1.68
Camden Buckhead Square	Atlanta	GA	2015	827	250	94%	1,653	2.00	1,643	1.99
Camden Creekstone	Atlanta	GA	2002	990	223	96%	1,253	1.27	1,367	1.38
Camden Deerfield	Alpharetta	GA	2000	1,187	292	96%	1,346	1.13	1,579	1.33
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	1,270	1.26	1,518	1.51
Camden Fourth Ward	Atlanta	GA	2014	847	276	96%	1,619	1.91	1,878	2.22
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	94%	1,417	1.51	1,656	1.77
Camden Paces	Atlanta	GA	2015	1,407	379	96%	2,555	1.82	2,857	2.03
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	96%	1,258	1.22	1,559	1.52
Camden Phipps (2)	Atlanta	GA	1996	1,018	234	96%	1,493	1.47	1,668	1.64
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	1,206	1.06	1,440	1.26
Camden St. Clair	Atlanta	GA	1997	999	336	96%	1,269	1.27	1,504	1.51
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	96%	983	0.97	1,190	1.18
Camden Vantage	Atlanta	GA	2010	901	592	96%	1,333	1.48	1,503	1.67
TOTAL GEORGIA	14	Properties		1,015	4,496	96%	1,435	1.41	1,649	1.63

Camden Ballantyne	Charlotte	NC	1998	1,048	400	96%	1,241	1.18	1,474	1.41
Camden Cotton Mills	Charlotte	NC	2002	905	180	96%	1,451	1.60	1,667	1.84
Camden Dilworth	Charlotte	NC	2006	857	145	96%	1,431	1.67	1,632	1.91
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	1,153	1.11	1,355	1.31
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	1,022	1.09	1,228	1.31
Camden Foxcroft II	Charlotte	NC	1985	874	100	95%	1,125	1.29	1,345	1.54
Camden Gallery	Charlotte	NC	2017	743	323	97%	1,365	1.84	1,568	2.11
Camden Grandview	Charlotte	NC	2000	1,059	266	96%	1,630	1.54	1,813	1.71
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	1,092	1.12	1,329	1.37
Camden South End	Charlotte	NC	2003	882	299	97%	1,366	1.55	1,602	1.82
Camden Southline (2)	Charlotte	NC	2015	831	266	95%	1,501	1.81	1,724	2.07
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,286	1.17	1,537	1.40
Camden Touchstone	Charlotte	NC	1986	899	132	95%	1,011	1.12	1,196	1.33
Total Charlotte	13	Properties		942	3,076	96%	1,302	1.38	1,521	1.61

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	95%	1,138	1.13	1,268	1.26
Camden Crest	Raleigh	NC	2001	1,013	438	97%	999	0.99	1,220	1.20
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	96%	1,049	1.00	1,298	1.24
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	1,092	1.02	1,319	1.24
Camden Manor Park	Raleigh	NC	2006	966	484	96%	1,038	1.07	1,277	1.32
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	1,197	1.13	1,450	1.37
Camden Reunion Park	Apex	NC	2000/2004	972	420	94%	971	1.00	1,180	1.21
Camden Westwood	Morrisville	NC	1999	1,027	354	92%	1,034	1.01	1,286	1.25
Total Raleigh	8	Properties		1,016	3,054	95%	1,060	1.04	1,282	1.26

TOTAL NORTH CAROLINA	21	Properties		979	6,130	96%	1,181	1.21	1,402	1.43

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2017

(Unaudited)							2Q17 Avg Monthly		2Q17 Avg Monthly
			Year Placed	Average	Apartment	2Q17 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (2)	Austin	TX	2009	862	348	94%	$1,065	$1.24	$1,334	$1.55
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	96%	1,128	1.24	1,384	1.52
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	97%	1,129	1.28	1,251	1.42
Camden Cedar Hills	Austin	TX	2008	911	208	97%	1,239	1.36	1,497	1.64
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,371	1.43	1,631	1.71
Camden Huntingdon	Austin	TX	1995	903	398	96%	1,125	1.25	1,383	1.53
Camden La Frontera	Austin	TX	2015	901	300	96%	1,217	1.35	1,469	1.63
Camden Lamar Heights	Austin	TX	2015	838	314	95%	1,466	1.75	1,722	2.06
Camden Shadow Brook (2)	Austin	TX	2009	909	496	96%	1,131	1.24	1,296	1.43
Camden Stoneleigh	Austin	TX	2001	908	390	96%	1,219	1.34	1,467	1.62
Total Austin	10	Properties		899	3,360	96%	1,207	1.34	1,439	1.60

Camden Breakers	Corpus Christi	TX	1996	868	288	92%	1,093	1.26	1,338	1.54
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	92%	852	1.10	1,038	1.34
Camden Miramar (3)	Corpus Christi	TX	1994-2014	494	1,005	50%	1,186	2.40	1,617	3.27
Camden South Bay (2)	Corpus Christi	TX	2007	1,055	270	93%	1,198	1.14	1,383	1.31
Total Corpus Christi	4	Properties		681	1,907	92%	1,113	1.64	1,369	2.01

Camden Addison	Addison	TX	1996	942	456	96%	1,182	1.25	1,390	1.48
Camden Belmont	Dallas	TX	2010/2012	945	477	96%	1,443	1.53	1,656	1.75
Camden Buckingham	Richardson	TX	1997	919	464	96%	1,186	1.29	1,445	1.57
Camden Centreport	Ft. Worth	TX	1997	911	268	97%	1,126	1.23	1,317	1.44
Camden Cimarron	Irving	TX	1992	772	286	97%	1,155	1.50	1,379	1.79
Camden Design District (2)	Dallas	TX	2009	939	355	95%	1,366	1.46	1,497	1.59
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,318	1.41	1,548	1.66
Camden Henderson	Dallas	TX	2012	967	106	94%	1,557	1.61	1,814	1.88
Camden Legacy Creek	Plano	TX	1995	831	240	97%	1,225	1.47	1,421	1.71
Camden Legacy Park	Plano	TX	1996	871	276	96%	1,226	1.41	1,443	1.66
Camden Panther Creek (2)	Frisco	TX	2009	946	295	95%	1,201	1.27	1,375	1.45
Camden Riverwalk (2)	Grapevine	TX	2008	982	600	96%	1,405	1.43	1,529	1.56
Camden Valley Park	Irving	TX	1986	743	516	96%	1,068	1.44	1,277	1.72
Camden Victory Park (1)	Dallas	TX	2016	861	423	Lease-Up	1,579	1.83	1,776	2.06
Total Dallas/Ft. Worth	14	Properties		901	5,666	96%	1,288	1.43	1,487	1.65

Camden City Centre	Houston	TX	2007	932	379	92%	1,486	1.59	1,735	1.86
Camden City Centre II	Houston	TX	2013	868	268	94%	1,552	1.79	1,799	2.07
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	93%	1,219	1.23	1,363	1.37
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	91%	1,222	1.14	1,417	1.32
Camden Grand Harbor (2)	Katy	TX	2008	959	300	95%	1,161	1.21	1,297	1.35
Camden Greenway	Houston	TX	1999	861	756	94%	1,366	1.59	1,604	1.86
Camden Heights (2)	Houston	TX	2004	927	352	94%	1,466	1.58	1,592	1.72
Camden Holly Springs	Houston	TX	1999	934	548	93%	1,198	1.28	1,408	1.51
Camden Midtown	Houston	TX	1999	844	337	91%	1,557	1.84	1,765	2.09
Camden Northpointe (2)	Tomball	TX	2008	940	384	95%	1,080	1.15	1,323	1.41
Camden Oak Crest	Houston	TX	2003	870	364	94%	1,108	1.27	1,256	1.44
Camden Park	Houston	TX	1995	866	288	94%	1,081	1.25	1,303	1.51
Camden Plaza	Houston	TX	2007	915	271	95%	1,539	1.68	1,758	1.92
Camden Post Oak	Houston	TX	2003	1,200	356	91%	2,471	2.06	2,595	2.16
Camden Royal Oaks	Houston	TX	2006	923	236	87%	1,312	1.42	1,377	1.49
Camden Royal Oaks II	Houston	TX	2012	1,054	104	88%	1,499	1.42	1,557	1.48
Camden Spring Creek (2)	Spring	TX	2004	1,080	304	93%	1,174	1.09	1,357	1.26
Camden Stonebridge	Houston	TX	1993	845	204	94%	1,085	1.28	1,296	1.53
Camden Sugar Grove	Stafford	TX	1997	921	380	94%	1,150	1.25	1,353	1.47
Camden Travis Street	Houston	TX	2010	819	253	94%	1,472	1.80	1,669	2.04
Camden Vanderbilt	Houston	TX	1996/1997	863	894	94%	1,417	1.64	1,639	1.90
Camden Whispering Oaks	Houston	TX	2008	934	274	94%	1,198	1.28	1,376	1.47
Camden Woodson Park (2)	Houston	TX	2008	916	248	94%	1,149	1.26	1,278	1.40
Camden Yorktown (2)	Houston	TX	2008	995	306	94%	1,150	1.16	1,358	1.37
Total Houston	24	Properties		930	8,434	93%	1,344	1.45	1,535	1.65

TOTAL TEXAS	52	Properties		892	19,367	95%	1,281	1.44	1,491	1.67

TOTAL PROPERTIES	155	Properties		949	53,771	95%	$1,438	$1.51	$1,664	$1.75

(1) Completed communities in lease-up as of June 30, 2017 are excluded from total occupancy numbers.
(2) Communities owned through investment in joint venture.
(3) Miramar is a student housing community which is excluded from total occupancy numbers.